FCX Conference Call 3rd Quarter 2022 Results October 20, 2022

Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; global market conditions; ore grades and milling rates; production and sales volumes; unit net cash costs and operating costs; capital expenditures; operating plans; cash flows; liquidity; PT-FI’s financing, construction and completion of additional domestic smelting capacity in Indonesia in accordance with the terms of its special mining license (IUPK); extension of PT-FI’s IUPK beyond 2041; FCX’s commitment to deliver responsibly produced copper, including plans to implement and validate its operating sites under specific frameworks; execution of FCX’s energy and climate strategies and the underlying assumptions and estimated impacts on FCX’s business related thereto; achievement of climate commitments by 2030 and 2050 net zero aspiration; improvements in operating procedures and technology innovations; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal proceedings; debt repurchases and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases is at the discretion of the Board of Directors (Board) and management, respectively, and is subject to a number of factors, including maintaining FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, business prospects, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper; changes in FCX’s cash requirements, financial position, financing or investment plans; changes in general market, economic, tax, regulatory or industry conditions, including as a result of Russia’s invasion of Ukraine or potential global economic downturn or recession; reductions in liquidity and access to capital; the ongoing COVID-19 pandemic and any future public health crisis; political and social risks; operational risks inherent in mining, with higher inherent risks in underground mining; fluctuations in price and availability of commodities purchased; constraints on supply, logistics and transportation services; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesia government’s extension of PT-FI’s export license after March 19, 2023; satisfaction of requirements in accordance with PT-FI’s IUPK to extend mining rights from 2031 through 2041; the Indonesia government’s approval of a deferred schedule for completion of additional domestic smelting capacity in Indonesia; discussions relating to the extension of PTFI’s IUPK beyond 2041; cybersecurity incidents; labor relations, including labor-related work stoppages and costs; the results of the human health assessment to evaluate the potential impacts of tailings and mining waste, and compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks and litigation results; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (SEC). Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovation, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. This presentation also includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineral resources or estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves. This presentation also contains financial measures such as unit net cash costs per pound of copper, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles (GAAP). As required by SEC Regulation G, FCX’s calculation and reconciliation of unit net cash costs per pound of copper and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 3Q22 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to adjusted EBITDA is included on slide 31. For forward-looking non-GAAP measures FCX is unable to provide a reconciliation to the most comparable GAAP financial measure because the information needed to reconcile these measures is dependent upon future events, many of which are outside of management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with FCX’s accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. 2

ELECTRIFYING THE FUTURE

3Q22 Highlights

FREEPORT
FOREMOST IN COPPER

- Strong production and sales performance
  - Copper & gold sales:
    - 4% & 20% above July 2022 guidance
    - 3% & 19% above 3Q21 actuals
- Unit net cash costs for copper 5% above July 2022 guidance
- Adjusted EBITDA of $1.5 bn (1)
  - Results include $228 mm revenue/Adjusted EBITDA reduction on prior period provisionally priced sales (2)
- Retired ~$1.1 bn in debt through open-market transactions in 2022, including $0.4 bn in 3Q22
  - ~$50 mm in annual interest cost savings
- Solid balance sheet, liquidity and financial flexibility
  - Net Debt (3) of $2.1 bn ($1.3 bn excluding net debt for smelter projects)
- ~$3.2 bn available under $5.0 bn share repurchase program
- Published updated climate report

Key Stats	3Q22 Actual	July Estimate
Copper Sales (mm lbs)	1,060	1,020
Gold Sales (k ozs)	480	400
Unit Net Cash Costs ($/lb)	$1.75	$1.67

	Copper	Gold
3Q22 Realization	$3.50/lb	$1,683/oz

Cash Flows
($ bns)



$0.8
Operating Cash Flow
$0.8 (4)
CAPEX
3Q22
$4.1
$2.4 (4)
9 mos. Ended 9/30/22

(1) *A reconciliation of amounts reported in FCX's consolidated financial statements to Adjusted EBITDA is included on slide 31.*
(2) *See slide 30 for details on FCX's 3Q22 prior period open pounds adjustment.*
(3) Net debt equals consolidated debt less consolidated cash.
(4) Includes $0.4 bn for major projects and $0.2 bn for the Indonesia smelter projects in 3Q22 and $1.2 bn for major projects and $0.5 bn for the Indonesia smelter projects for the 9 months ended 9/30/22.

See Cautionary Statement.

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Copper Structurally Supported by Favorable Long-term Fundamentals 4 Current Copper Market Conditions Price Insufficient to Support New Mine Supply Development $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 0 300,000 600,000 900,000 1,200,000 1,500,000 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Copper Price Inventories (metric tons) Cu Price ($/lb) Global Copper Exchange Inventories Includes LME, COMEX and Shanghai exchanges Source: Bloomberg as of 10/19/22 * June 2022 presentation: Copper outlook under an accelerated energy transition • Physical demand remains strong • Inventories low by historical standards • Ongoing supply disruptions and social challenges in Latin America • Secular growth in metals demand required for clean energy technologies • Project pipeline is thin • Structural demand growth tied to decarbonization combined with limited supply development expected to result in large supply deficits 2022 decline reflects • Concerns about global economy • Chinese economic data • European energy crisis • Rising interest rates • Strength of U.S. dollar Incentive Price: $4.25*

ELECTRIFYING THE FUTURE

3Q22 Mining Operating Summary

FREEPORT
FOREMOST IN COPPER

Sales From Mines for 3Q22 & 3Q21 by Region


North America
South America (2)
Indonesia (3)
361
375
Cu
mm lbs
17(1)
20(1)
Mo
mm lbs
293
280
406
378
476
399
Au
000 ozs
3Q22
3Q21
3Q22
3Q21
3Q22
3Q21
3Q22
3Q21
3Q22
3Q21

3Q22 Unit Net Cash Costs (per lb of Cu)

	North America	South America	Indonesia	Consolidated
Site Production & Delivery, excl. adjs.	$2.76	$2.60	$1.81	$2.35
By-product Credits	(0.30)	(0.16)	(2.00)	(0.91)
Treatment Charges	0.10	0.13	0.23	0.16
Royalties & Export Duties	-	0.01	0.40	0.15
Unit Net Cash Costs	$2.56	$2.58	$0.44	$1.75

(1) Includes 4 mm lbs in 3Q22 and 5 mm lbs in 3Q21 from South America.
(2) Silver sales totaled 1.1 mm ozs in 3Q22 and 1.0 mm ozs in 3Q21.
(3) Silver sales totaled 1.6 mm ozs in 3Q22 and 1.7 mm ozs in 3Q21.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's *consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 3Q22 press release, which is available on FCX's website.*

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6 PT-FI ‒ Successfully Sustaining the World’s Largest & Most Modern Underground Operation President Joko Widodo and PT-FI employees President Joko Widodo tours underground facilities 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 258 310 378 370 379 410 406 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 256 302 399 392 406 474 476 Copper Sales (mm lbs) Gold Sales (k ozs) 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 124 143 157 181 187 197 189 Mill Rate (000’s t/d) Indonesia President Joko Widodo visited jobsite in Papua during 3Q22 and observed the impressive progress by our team

7 Advancing New Leach Technologies Taking Leach to the Next Level South America 16% Other North America 34% Morenci 50% Copper in Leach Stockpiles Unrecoverable by Traditional Leach Methods 38 bn lbs Contained* * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves and mineral resources. See Cautionary Statement. ● Industry leader with long history of leach production ● Internal and external initiatives to advance sulfide leaching technologies and to drive continuous recovery improvement ● Focused on traditional ores and ores that have been typically considered difficult to leach, like chalcopyrite ● Data analytics providing new insights to drive additional value ● New applications to retain heat in stockpiles yielding results ● Success would enable utilization of latent tank house capacity with limited capital investment and low incremental cost ● Lower carbon and water-intensity footprint ● Gaining confidence toward achieving targeted run rate of 200 mm lbs/annum by year-end 2023

Annual Sales Profile October 2022 Estimate NOTE: Consolidated copper sales include 741 mm lbs in 2021, 833 mm lbs in 2022e, 1,368 mm lbs in 2023e and 1,409 mm lbs in 2024e for noncontrolling interests; excludes purchased copper. 0 1 2 3 4 5 2021 2022e 2023e 2024e 3.8 4.2 4.3 4.2 0 1 2 2021 2022e 2023e 2024e 1.4 1.8 1.7 1.6 0 25 50 75 100 2021 2022e 2023e 2024e 82 76 80 80 (million ozs)(billion lbs)Copper Sales Gold Sales (million lbs)Molybdenum Sales 8 * Beginning in 2023, PT-FI's commercial arrangement with PT Smelting will convert to a tolling arrangement. Estimates assume approximately 80 mm lbs of copper and 130k ozs of gold from PT-FI’s production will be deferred in inventory until final sale. e = estimate. See Cautionary Statement. NOTE: Consolidated gold sales include 253k ozs in 2021, 333k ozs in 2022e, 873k ozs in 2023e and 820k ozs in 2024e for noncontrolling interests. * *

9 NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement. (1) U.S. Dollar Exchange Rates: 905 Chilean peso, 14,900 Indonesian rupiah, $0.68 Australian dollar, $1.01 Euro, 3.84 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $4 $8 $12 $16 Cu $3.00/lb Cu $4.00/lb Cu $5.00/lb Average ’23e/’24e $0 $3 $6 $9 $12 Cu $3.00/lb Cu $4.00/lb Cu $5.00/lb Average ’23e/’24e ($ in bns except copper, gold and molybdenum prices) Operating cash flow l Excludes working capital changes ($1,700/oz gold, $18/lb molybdenum) EBITDA l ($1,700/oz gold, $18/lb molybdenum) EBITDA and Cash Flow at Various Copper Prices Sensitivities Average ’23e/’24e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $335 Molybdenum +/-$1.00/lb $ 70 Gold +/-$50/oz $ 55 Currencies (1) +/-10% $160 Diesel +/-10% $ 75 Copper +/-$0.10/lb $425 Molybdenum +/-$1.00/lb $ 80 Gold +/-$50/oz $ 80 Currencies(1) +/-10% $225 Diesel +/-10% $105

ELECTRIFYING THE FUTURE

Consolidated Capital Expenditures
Excluding Indonesia Smelter Projects CAPEX (1)

FREEPORT
FOREMOST IN COPPER


($ in bns)
Net of Scheduled Contributions
$1.9
$1.7(2)
Major Projects
$1.3
Other
$0.6
2021
$2.7
Discretionary
$0.4
$2.5(2)
Planned
$1.4(3)
$0.9
2022e
$3.3
Discretionary
$1.0
Planned
$1.2(3)
$1.1
2023e



(1) See slide 28; Indonesia smelter projects are being funded with net proceeds from PT-*FI's senior notes offering and its available* revolving credit facility.
(2) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement.
(3) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.2 bn in 2022e and $0.9 bn in 2023e). For detail of discretionary spending see slide 29.

NOTE: Amounts include capitalized interest. Discretionary CAPEX and smelter spending will be excluded from the free cash flow (as defined on slide 12) calculation for purposes of the performance-based payout framework. e= estimate. See Cautionary Statement.

10

11 $0 $2 $4 $6 $8 2022 2023 2024 2025 2026 2027 Thereafter Solid Balance Sheet and Liquidity Attractive Debt Maturity Profile (US$ bns) $7.6 4.125%, 4.375%, 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes$ - $1.0 3.875% Sr. Notes $0.7 4.55% Sr. Notes FCX Revolver $ - FCX/FMC Senior Notes 7.6 PT-FI Senior Notes 3.0 Other 0.1 Total Debt $ 10.7 Consolidated Cash and Cash Eq. $ 8.6 Net Debt (1) $ 2.1 Net Debt/Adjusted EBITDA(2) 0.2x $ - at 9/30/22Total Debt & Cash $ - $ 1.4 (1) Includes $0.8 bn associated with the Indonesia smelter projects. (2) Trailing 12-months. (3) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. See Cautionary Statement. (3) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PT-FI Sr. Notes 5.315% & 6.2% PT-FI Sr. Notes Open Market Debt Retirements • Purchased ~$1.1 bn of Sr. Notes in open market during 2022, including $0.4 bn in 3Q22 • 5% discount to par • Annual interest savings ~ $50 mm

12 Financial Policy NOTE: Target net debt $3 - $4 bn, excluding project debt for additional smelting capacity in Indonesia. (1) Available cash flows generated after planned capital spending (excluding Indonesia smelter projects funded with debt and discretionary CAPEX) and distributions to noncontrolling interests. See Cautionary Statement. Board will review structure of performance-based payout framework at least annually Priorities Cash returns to stockholders • Executing performance-based payout framework o Up to 50% Free Cash Flow(1) to be returned to shareholders o Balance available to advance organic growth opportunities • $2.7 bn in cash returned to shareholders since achievement of Net Debt target of $3-$4 bn in June 2021 o $0.9 bn in common stock dividends (base and variable) o $1.8 bn in share repurchases (47.9 mm shares) • $3.2 bn in share repurchases remaining under board authorization o Future discretionary share purchases will be dependent upon market conditions and cash flow generation • Will continue to prioritize balance sheet as cornerstone of financial policy

Long-lived reserves Embedded growth options Strong balance sheet Cash returns for shareholders Responsible producer of scale Experienced management team 13 Executing Clearly Defined Strategy Focused on Copper

14

Reference Slides

16 Copper – Metal of the Future Critical to Global Decarbonization Source: International Copper Association See Cautionary Statement. Freeport is strategically positioned as a leading copper producer. Global Decarbonization is Expected to Drive Intensity of Copper Use More than 65% of the world’s copper is used in applications that deliver electricity Electric vehicles use up to four times more copper than internal combustion engines Copper consumption associated with electric vehicles and renewable energy technologies to grow rapidly Renewable energy technologies use four to five times more copper than fossil fuel power generation

S&P Global Copper Study Published in July 2022 17 Key takeaways from independent study led by Dan Yergin as project chairman • Copper — the “metal of electrification” — is essential to all energy transition plans • Copper demand is projected to grow from 25 million metric tons (MMt) today to about 50 MMt by 2035, a record-high level that will be sustained and continue to grow to 53 MMt by 2050 • Potential supply-demand gap is expected to be very large as the transition proceeds • Substitution and recycling will not be enough to meet the demands of electric vehicles (EVs), power infrastructure, and renewable generation • Unless massive new supply comes online in a timely way, the global goal of Net-Zero Emissions by 2050 will be short-circuited and remain out of reach

The Copper Mark 18 Recognition for Responsible Production Assurance framework developed to demonstrate the copper industry’s responsible production practices Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices Copper Mark governed by independent board including NGO participation and multi-stakeholder advisory council Framework covers 32 issue areas across 5 ESG categories developed by the Responsible Minerals Initiative’s Risk Readiness Assessment Requires third-party assurance of site performance and independent Copper Mark validation every three years FCX is committed to achieving the Copper Mark at all of our copper producing sites The Copper Mark is currently evaluating an extension of its framework to metals that are produced as a by-product of copper; FCX supports this effort COPPER MARK STATUS BY SITE: AWARDED Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ) Cerro Verde mine (Peru) Chino mine (NM) El Abra mine (Chile) El Paso refinery & rod mill (TX) Miami smelter, mine & rod mill (AZ) Morenci mine (AZ) Safford mine (AZ) Sierrita mine (AZ) Tyrone mine (NM) LETTER OF COMMITMENT PT-FI mine (Indonesia) Note: Copper Mark status as of 10/19/2022

Financial Highlights Copper Consolidated Volumes, excluding purchases (mm lbs) 1,060 1,033 Average Realization (per lb) $ 3.50 $ 4.20 Site Production & Delivery Costs (per lb) $ 2.35 $ 1.88 Unit Net Cash Costs (per lb) $ 1.75 $ 1.24 Gold Consolidated Volumes (000’s ozs) 480 402 Average Realization (per oz) $1,683 $1,757 Molybdenum Consolidated Volumes (mm lbs) 17 20 Average Realization (per lb) $17.05 $18.61 3Q22 (1) Includes working capital and other (uses) sources of $(0.3) bn for 3Q22 and $0.2 bn for 3Q21. (2) 3Q22 includes $3.0 bn in senior notes issued by PT-FI in April 2022. (3) 3Q22 includes $2.2 bn from PT-FI senior notes offering that is expected to be used to finance the Indonesia smelter projects. Revenues $ 5.0 $ 6.1 Net Income Attributable to Common Stock $ 0.4 $ 1.4 Diluted Net Income Per Share $ 0.28 $ 0.94 Operating Cash Flows $ 0.8 $ 2.0 Capital Expenditures $ 0.8 $ 0.5 Total Debt $ 10.7 $ 9.7 Consolidated Cash and Cash Equivalents $ 8.6 $ 7.7 (1) (in billions, except per share amounts) Sales Data Financial Results 3Q21 19 (2) (3)

2022e Operational Data 20 20 (1) (1) Includes molybdenum produced in South America. (2) Includes gold produced in North America. (3) Estimates assume average prices of $1,700/oz for gold and $18/lb for molybdenum for 4Q22e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. (4) Production costs include profit sharing in South America and severance taxes in North America. e = estimate. See Cautionary Statement. (per lb of Cu) Site Production & Delivery, excl. adjs.(4) $2.58 $2.54 $1.59 $2.20 By-product Credits (0.33) (0.32) (2.08) (0.98) Treatment Charges 0.10 0.15 0.24 0.16 Royalties & Export Duties - 0.01 0.44 0.17 Unit Net Cash Costs $2.35 $2.38 $0.19 $1.55 2022e Unit Net Cash Costs (3) 1,150 76 1,471 1,570 1.8 (2) North America IndonesiaSouth America by Region2022e Sales Mo mm lbs Cu mm lbs Au mm ozs North South America America Indonesia Consolidated

ELECTRIFYING THE FUTURE

2022e Outlook

FREEPORT
FOREMOST IN COPPER

Sales Outlook

- Copper: 4.2 billion lbs
- Gold: 1.8 million ozs
- Molybdenum: 76 million lbs

Unit Net Cash Cost of Copper

- Site prod. & delivery
  - 2022e: $2.20/lb
  - 4Q22e: $2.32/lb
- After by-product credits (1)
  - 2022e: $1.55/lb
  - 4Q22e: $1.68/lb

Operating Cash Flows (2)

- ~$4.7 billion(3) @ $3.50/lb copper for 4Q22e
- Each 10¢/lb change in copper in 4Q22e = $100 million impact

Capital Expenditures

- $2.7 billion (4) (excluding smelter projects (5))
  - $1.8 billion for major projects
  - $0.9 billion for other mining

(1) Assumes average prices of $1,700/oz gold and $18/lb molybdenum in 4Q22e.
(2) Assumes average prices of $1,700/oz gold and $18/lb molybdenum in 4Q22e; each $100/oz change in gold would have an approximate $35 mm impact and each $2/lb change in molybdenum would have an approximate $15 mm impact.
(3) Net of $1.4 billion of working capital and other uses.
(4) PT Inalum scheduled contributions in 2022e approximate $0.2 bn. Major projects CAPEX includes $1.4 bn for planned projects and $0.4 bn of discretionary projects.
(5) Indonesia smelter projects are being funded with net proceeds from PT-*FI's senior notes offering and its available revolving cre*dit facility.
e = estimate. See Cautionary Statement.



21

($ and ¢ per pound of copper) July 2022e Guidance Price Assumptions $3.25 Cu / $1,700 Au / $16 Mo Impacts October 2022e Guidance Price Assumptions $3.50 Cu / $1,700 Au / $18 Mo Site Production & Delivery $2.13 +7¢* $2.20 By-product Credits (0.95) -3¢** (0.98) Treatment Charges 0.16 No Change 0.16 Royalties & Export Duties 0.16 +1¢ 0.17 Unit Net Cash Costs $1.50 $1.55 Reconciliation of 2022e Unit Net Cash Cost Guidance e = estimate. See Cautionary Statement. * Reflects higher costs primarily associated with maintenance and supplies ** Reflects higher gold volumes and higher molybdenum price assumption for 4Q22e 22 *** Support costs, taxes/fees, social costs & other 2022e Site Production Costs Breakdown Materials and Supplies 34% Labor 28% Energy 22% Other 10%*** Acid 6%

23 2022e Quarterly Sales 0 200 400 600 800 1,000 1,200 1Q22 2Q22 3Q22 4Q22e 1,024 1,087 1,060 1,020 Note: Consolidated gold sales include 76k ozs in 1Q22, 89k ozs in 2Q22, 89k ozs in 3Q22 and 79k ozs in 4Q22e for noncontrolling interests. e = estimate. See Cautionary Statement. Note: Consolidated copper sales include 194 mm lbs in 1Q22, 212 mm lbs in 2Q22, 213 mm lbs in 3Q22 and 214 mm lbs in 4Q22e for noncontrolling interests; excludes purchased copper. 0 5 10 15 20 25 1Q22 2Q22 3Q22 4Q22e 19 20 17 20 0 100 200 300 400 500 1Q22 2Q22 3Q22 4Q22e 409 420 (million lbs)Copper Sales (thousand ozs)Gold Sales (million lbs)Molybdenum Sales 476 480

PT-FI Mine Plan Metal Production, 2021 – 2026e NOTE: Amounts are projections. Timing of annual production will depend on a number of factors, including operational performance and other factors. FCX's economic interest in PT-FI approximates 81.27% through 2022 and 48.76% thereafter. Beginning in 2023, PT-FI's commercial arrangement with PT Smelting will convert to a tolling arrangement. PT-FI will pay PT Smelting a tolling fee to smelt and refine its concentrate and PT-FI will retain title of all products for sale to third parties. This is not expected to result in a significant change in PT-FI's economics but will impact the timing of PT-FI's sales. e = estimate. See Cautionary Statement. 1.3 1.6 1.6 1.7 1.6 1.5 1.4 1.8 1.8 1.7 1.5 1.2 2021 2022e 2023e 2024e 2025e 2026e Cu bn lbs Au mm ozs Total: 8.0 billion lbs copper Annual Average: ~1.6 billion lbs 2022e – 2026e Copper Total: 8.0 million ozs gold Annual Average: ~1.6 million ozs 2022e – 2026e Gold 24

Future Growth Embedded in Existing Asset Base Provides Increased Leverage to Copper Prices • Advancing sulfide leaching technologies • Gaining confidence toward achieving targeted run rate of 200 mm lbs/annum by year-end 2023 • Double concentrator capacity • Commencing feasibility study, stakeholder engagement • Advancing work to provide options to commence construction in 2023 for potential 2026 start-up • Commenced development of underground copper/gold reserves • Benefits from substantial shared infrastructure 25 • Near-term oxide expansions • Increasing exploration to define resource • Potential long-term sulfide investment • Large sulfide resource supports a major expansion opportunity • Preparations for submitting environmental impact statement and stakeholder engagement • Monitoring regulatory and fiscal matters New Leach Technologies Americas Bagdad Expansion Arizona Kucing Liar Grasberg District Indonesia El Abra Expansion Chile Lone Star Expansions Arizona See Cautionary Statement.

ELECTRIFYING THE FUTURE

Lone Star Update

FREEPORT
FOREMOST IN COPPER

Oxides

2P Reserves: 4.9 billion lbs


75
96
120 (1)
Stacking rate (k t/d)
Original Design 2020 start-up
2021
Incremental Expansion

Low capital intensity investment in additional mining and processing equipment

~200 mm | ~250 mm (2) lbs/annum | ~300 mm

Sulfides

Mineral Potential: ~50 billion lbs (3)

- Success of oxide development advances opportunity for scale
- Design to incorporate combined leach and concentrate facilities – similar to Morenci
- Next steps
  - Ongoing exploration to support metallurgical testing
  - Scoping studies/mine planning scenarios

(1) Initially at 105k t/d with ramp-up to 120k t/d by 2024e.
(2) Excludes historic Safford leach material which currently approximates 25 mm lbs/annum.
(3) Estimated mineral potential includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves.
e = estimate See Cautionary Statement.

26

3D Concept Map of PMR (1) Dependent on no further COVID-19-related disruptions; PT-FI has requested an extension of the timeline for the greenfield smelter from the Indonesian government. (2) Based on target price of $2.8 bn for construction contract (excludes capitalized interest, owner’s costs and commissioning) and $0.2 bn for investment in new desalinization plant for the smelter. See Cautionary Statement. PTS Smelter at Gresik Concentrate Storage Smelting Furnaces Electrorefinery Slag ConcentratorAcid Plant Utilities, Effluent treatment Acid Tanks Slag Cooling From/To Jetty, Wharf Final Cathodes Acid To Tanks PMR Slimes Final Slag Overall Smelting Process Indonesia Downstream Processing Activities Precious Metals Refinery (PMR) • To be constructed to process gold and silver from greenfield smelter and PT Smelting • Cost estimate: $400 mm Greenfield Smelter • 1.7 mm mt of annual concentrate capacity • Designed to be world’s largest flash smelter/convertor facility • Advancing groundwork/preparation • Project expected to be completed as soon as feasible in 2024 (1) • Cost estimate: ~$3.0 bn (2) • 30% increase to existing smelter to add 300,000 mt of annual concentrate capacity • Completed commercial arrangements in 4Q21 • Target completion of YE 2023 • Cost estimate: $250 mm PT Smelting Expansion 27

ELECTRIFYING THE FUTURE

Indonesia Downstream Processing Update

FREEPORT
FOREMOST IN COPPER

PT-FI's Downstream Commitment

- PT-FI committed in 2018 IUPK to construct 2 mm tpy in-country Cu concentrate processing capacity
  - Greenfield project expected to be completed as soon as feasible in 2024[(1)]
  - PT Smelting expansion expected to be completed by end of 2023
- Financing in place to fund construction activities

Preliminary Estimate of Spending on Greenfield Smelter and PMR to be shared 51% / 49% (PT Inalum/FCX) [(2)]

($ in bns)


$0.2
$0.9
$1.7
$0.6
2021
2022e
2023e
2024e

NOTE: See slide 27 for additional details.

(1) Dependent on no further COVID-19-related disruptions; PT-FI has requested an extension of the timeline for the greenfield smelter from the Indonesian government.

(2) Capital spending on the greenfield smelter will be debt financed and will not be deducted from cash available for returns to FCX *shareholders. Excludes capitalized interest, owner's costs and commissioning.*

e = estimate. See Cautionary Statement.


Smelting Furnace Area


Anode Casting & Furnace Area


Slag Grinding Area

28

ELECTRIFYING THE FUTURE

Discretionary Capital Projects*

FREEPORT
FOREMOST IN COPPER

Kucing Liar

- Commenced long-term mine development activities
- Approximate 10-year development timeframe
- Sustain large-scale, low-cost Cu/Au production
- Capital investment: ~$400 mm/yr average (~$130 mm in 2022e)
- > 6 bn lbs copper & 5 mm ozs gold
  - ~ 600 mm lbs & 500K ozs per annum

Grasberg Mill Recovery Project

- Installing new copper cleaner circuit
- Improved Cu concentrate grades/metal recoveries
- Capital investment: ~$470 mm (~$120 mm in 2022e)
- Targeted completion: 1H24e
- +60 mm lbs/yr & +40K ozs/yr of incremental Cu/Au

Lone Star Oxide Expansion

- Low capital intensity investment
- Capital investment: ~$300 mm (~$80 mm in 2022e)
- Increase stacking rate: 95k t/d to 120k t/d
- Targeting 300 mm lbs of copper/annum by 2023e
  - +50 mm lbs/yr of incremental production

Atlantic Copper CirCular

- Recycle electronic material
- Capital investment: ~$320 mm (~$40 mm in 2022e)
- Expect to commission in 2024e; full rates in 2025e
- ~$60 mm per annum in incremental EBITDA

*These discretionary projects and the Indonesia smelter projects will be excluded from the free cash flow calculation (defined on slide 12) for purposes of the performance-based payout framework.
e = estimate. See Cautionary Statement.

29

ELECTRIFYING THE FUTURE

3Q22 Copper Realization & 4Q22e Guidance

FREEPORT
FOREMOST IN COPPER

3Q22 LME Average Copper Price	$3.51/lb
3-Mo. Fwd Price for Copper at the End of September	$3.46/lb
FCX 3Q22 Consolidated Copper Price Realization	$3.50/lb (Generally, 50/50 weight of qtrly avg and 3-mo forward price at end of period)
FCX 3Q22 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $(228) mm Net income: $(95) mm Earnings/share: $(0.07)
4Q22e Open Pound Guidance	• Open lbs priced at $3.45/lb on 9/30/22 • Each $0.05 change in avg copper price in 4Q22 = $16 mm impact to 2022e net income • LME copper settled at $3.37/lb on 10/19/22



*NOTE: When the quarter end forward pricing is below the average quarterly spot price, FCX's consolidated quarterly copper real*ization can be expected to be below the quarterly average spot pricing. Conversely, the quarterly copper realization can be expected to be above the quarterly spot price average if quarter end forward curve pricing is above the quarterly average spot price. Quarterly copper realizations by region may vary from the consolidated average.

e = estimate. See Cautionary Statement.

30

31 Adjusted EBITDA Reconciliation (1) The 12 months ended 9/30/2022 includes adjustments to reclamation liabilities at PT-FI ($340 mm), net adjustments to environmental obligations ($34 mm), net charges for contested matters at PT-FI ($30 mm) and nonrecurring labor-related charges at Cerro Verde ($18 mm), partly offset by net credits associated with refunds of Arizona transaction privilege taxes related to purchased electricity ($27 mm) and adjustments to prior period profit sharing at Cerro Verde ($16 mm). (2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies’ performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently. ($ in mm) 12 mos ended 3Q22 9/30/2022 Net income attributable to common stock $404 $3,877 Interest expense, net 140 594 Income tax provision 315 2,336 Depreciation, depletion and amortization 508 2,072 Metals inventory adjustments 25 44 Net gain on sales of assets - (19) Accretion and stock-based compensation 38 185 Other net (credits) charges (8) 385 (1) Gain on early extinguishment of debt (20) (28) Other (income) expense, net (25) 94 Net income attributable to noncontrolling interests 156 983 Equity in affiliated companies’ net earnings (8) (44) FCX Adjusted EBITDA (2) $1,525 $10,479